UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

NorthStar Real Estate Income Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-54671 (Commission File Number)	26-4141646 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 2, 2016, NorthStar Asset Management Group Inc. (“NSAM”), the sponsor and an affiliate of the advisor to NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”), announced that it entered into a definitive merger agreement (the “Merger Agreement”) with NorthStar Realty Finance Corp. (“NorthStar Realty”) and Colony Capital, Inc. (“Colony”). The Merger Agreement provides for the combination of NSAM, NorthStar Realty and Colony into a wholly-owned subsidiary of NSAM, as the surviving publicly-traded company for the combined organization that, upon and following the effective time of the mergers, will be renamed Colony NorthStar, Inc. (“Colony NorthStar”). As a result of the mergers, Colony NorthStar will be an internally-managed equity REIT, with a diversified real estate and investment management platform. In addition, following the mergers, NorthStar Income’s advisor will be a subsidiary of Colony NorthStar.
The transaction is expected to close during the first quarter of 2017, subject to customary closing conditions, including regulatory approvals, and approval by the NSAM, NorthStar Realty and Colony shareholders. Each of NSAM, NorthStar Realty and Colony are publicly-traded companies with their respective shares listed on the New York Stock Exchange.
NorthStar Income does not expect that this transaction will have a material impact on its operations.

Safe Harbor Statement
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends,” “expects” or other similar words or expressions. These statements are based on NorthStar Income’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income’s expectations include, but are not limited to, the ability of NSAM, NorthStar Realty and Colony to close the merger transaction on the contemplated terms or time frame, or at all, the structure of NorthStar Income’s advisor following the completion of the merger transaction, the impact of the merger transaction on NorthStar Income’s operations and the factors specified in in Part I, Item 1A of NorthStar Income’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in NorthStar Income’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income on the date of this report and NorthStar Income is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income Trust, Inc.

Date: June 14, 2016	By:	/s/ Jenny B. Neslin
Jenny B. Neslin
General Counsel and Secretary

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